A NO LOAD MUTUAL FUND FAMILY ADVISED BY FIRST HAWAIIAN BANK

                             [PHOTO OF MAP OMITTED]

                                   SEMI-ANNUAL
                                     REPORT
                                  JUNE 30, 1998

                                   EQUITY FUND
                             HIGH GRADE INCOME FUND
                           HAWAII MUNICIPAL BOND FUND
                                MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND

                       [BISHOP STREET FUNDS LOGO OMITTED]

                             [PHOTO OF MAP OMITTED]

================================================================================
   THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

   SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS SUBSIDIARIES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO. SERVES AS DISTRIBUTOR FOR BISHOP STREET FUNDS AND IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK.
================================================================================

                                  BISHOP STREET
                                TABLE OF CONTENTS
                                      FUNDS
      LETTER TO SHAREHOLDERS ...............................................  2

      EQUITY FUND
            Investment Adviser's Report & Management Discussion ............  4
            Statement of Net Assets ........................................  7

      HIGH GRADE INCOME FUND
            Investment Adviser's Report & Management Discussion ............ 12
            Statement of Net Assets ........................................ 15

      HAWAII MUNICIPAL BOND FUND
            Investment Adviser's Report & Management Discussion ............ 19
            Statement of Net Assets ........................................ 22

      MONEY MARKET FUND & TREASURY MONEY MARKET FUND
            Investment Adviser's Report & Management Discussion ............ 27
            Statements of Net Assets ....................................... 29
      Statements of Operations ............................................. 34
      Statements of Changes in Net Assets .................................. 35
      Financial Highlights ................................................. 38
      Notes to Financial Statements ........................................ 40

                                  BISHOP STREET
                        SEMI-ANNUAL LETTER TO SHAREHOLDERS
                                      FUNDS

[PHOTO OF ROBERT ALM OMITTED]

DEAR FELLOW SHAREHOLDER:

We're pleased to present the Bishop Street Funds' Semi-Annual Report for the first half of 1998.

Despite the continuing Asian economic crises, the markets performed quite well during the first half of the year. The stock market generally posted double-digit returns, as investors continued to express their preference for large brandname companies. And, once again, the bond market benefited from a falling interest rate environment.

The Equity Fund and High Grade Income Fund celebrated their first-year anniversary in early 1998, posting very attractive returns since inception. The Hawaii Municipal Bond Fund reached its three-year anniversary and received its first Morningstar rating. The Fund received a four-star rating out of a possible five for the period ending 6/30/98*, making it one of only two Hawaii municipal bond funds to receive such a distinction. The Fund was rated among 1,549 funds in the municipal bond category.

On April 30th we introduced our Plain English prospectus. We converted to this format to help you better understand your investment in the Bishop Street Funds. This is an emerging trend in the mutual fund industry and we are pleased to provide this to you in advance of most of the industry.

Bishop Street Funds

Please take some time to read the following pages. They include a summary of the economic environment affecting each fund, a discussion of performance, statements of net assets and other financial information. If you have any questions about this report or the Bishop Street Funds, please call your Investment Specialist or Bishop Street Investor Services at 1-800-262-9565.

Thanks for choosing the Bishop Street Funds.


Sincerely,


/S/ SIGNATURE

Robert A. Alm
Senior Vice President and Manager
Financial Management Group
First Hawaiian Bank, Investment Adviser


*The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (if available) in excess of 90-day Treasury bill returns. The Fund received 4 stars for the three year period ending 6/30/98. The top 10% of funds within a rating category receive 5 stars, the next 22.5% receive 4 stars.

                                             Semi-Annual Report -- June 30, 1998

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS
Equity Fund
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT:


Although the Asian economic crisis weighed heavily on investors, the U.S. stock market generally posted double-digit growth during the first half of 1998. The Dow Jones Industrial Average was up 14.13%, while the broader Standard & Poor's 500 Index rose 17.70%. Reflecting the market's continuing aversion to smaller companies, the Russell 2000 Index was up just 4.93%.

In a period of global uncertainty, investors have shown a continuing preference for large, liquid, U.S. multinational companies. Even though the earnings of these companies may be more vulnerable to a downturn in Asia, investors have preferred their brand-name strength and stability to smaller, less-liquid companies.

Investors also continue to be very clear in their industry preferences. Most stocks of companies in chemicals, paper, metals, semiconductors and other economically cyclical areas fared poorly during the first half of 1998. In contrast, investors in internet-related, health care, financial services, retailing and other consumer-oriented stocks did very well. These companies are thought to be mostly insulated from Asia and thus able to take advantage of the strong U.S. economy.

Although the Asian crisis appeared under control in the first quarter, certain developments in the second quarter rendered that judgment premature. In addition to political instability in Indonesia and nuclear testing by India and Pakistan, Japan's economy showed signs of worsening. As the Japanese stock market fell to a ten-year low, the Japanese yen declined sharply against the U.S. dollar. A weakening yen is seen as worsening the Asian economic crisis by making Japanese exports more competitive against other Asian nations. In late June, the U.S. government intervened by using billions of dollars to buy yen. This, however, was seen only as a temporary measure that didn't address Japan's underlying long-term economic problems.

Although Asia is an important market for U.S. companies, its negative impact on American corporate earnings should not be exaggerated. For one thing, many U.S. companies import more from Asia than they export, which should create advantages to the bottom line. For another, much of Asia's weakness as a market is being supplanted by a booming Europe, which is basking in the optimism related to the upcoming European Monetary Union.


Bishop Street Funds

                                              [BISHOP STREET FUNDS LOGO OMITTED]

MANAGEMENT DISCUSSION & ANALYSIS OF FUND PERFORMANCE:

The Equity Fund seeks to produce long-term capital growth by concentrating on large capitalization growth companies. Its secondary goal is current income from dividends. The Fund invests in a broadly diversified portfolio of 70 to 100 stocks, representing most sectors of the S&P 500 Index. This diversified strategy reduces the portfolio's risk. The Fund tends to have low turnover, which reduces transactional expenses and tax consequences.

During the six months ended June 30, 1998, the Fund produced a total return of 17.73%. In comparison, the average domestic equity fund as measured by Lipper Analytical Services, Inc. was up 11.09%. The unmanaged S&P 500 Index rose 17.70% during the same period.

Our decision to continue to emphasize pharmaceutical stocks was a positive factor in the Fund's performance. Investors have perceived these companies as a safer haven in an uncertain economy in which growth in corporate profits have been slowing. The portfolio also emphasized financial services stocks, which have benefited from the lower interest rate environment. Another positive industry group was telecommunications, which helped to cushion the portfolio when the market was falling.

However, the Fund's emphasis in energy stocks hurt performance, as the price of oil plunged. We continue to emphasize the group because we believe that the bad news on oil has already been priced into the stocks. When there is a turnaround in the global economy, these stocks should rally.

Technology was a mixed performer during the period. Software companies that can help companies solve problems such as the upcoming Year 2000 computer challenge performed well. Hardware companies that depend on Asia for sales had a more difficult period.

Our strategy is to look for companies that are growing faster than the market as a whole and that have price-earnings ratios that are not significantly above the market. We're also looking for companies that can increase profits through sales growth rather than merely through cost cutting, which has a finite benefit.

Our biggest concern for the rest of 1998 is the slowing growth in U.S. corporate profits. We have tried to focus the portfolio in areas that could best weather this environment. However, the favorable interest rate and inflation environment suggest that the stock market can continue to do moderately well, even with single-digit corporate profit growth.

                                             Semi-Annual Report -- June 30, 1998

Equity Fund
--------------------------------------------------------------------------------

                             CUMULATIVE PERFORMANCE

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
          BISHOP STREET EQUITY FUND VERSUS THE S&P 500 COMPOSITE INDEX
                     AND THE LIPPER DOMESTIC EQUITY AVERAGE

                               [LINE GRAPH OMITTED]

                               PLOT POINTS FOLLOW:

         BISHOP STREET         S&P 500           LIPPER DOMESTIC
          EQUITY FUND      COMPOSITE INDEX       EQUITY AVERAGE
JAN 97      $10,000           $10,000              $10,000
MAR 97        9,593             9,665                9,422
JUN 97       11,104            11,351               10,824
SEP 97       11,844            12,202               12,104
DEC 97       12,031            12,552               11,921
MAR 98       13,699            14,301               13,300
JUNE 98      14,164            14,773               13,229

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

             AVERAGE ANNUAL TOTAL RETURNS

            SIX          ONE       ANNUALIZED
           MONTH        YEAR       INCEPTION
          RETURN       RETURN       TO DATE
        -------------------------------------
          17.73%       27.55%       28.83%
        -------------------------------------

Bishop Street Funds

                                                         Equity Fund (UNAUDITED)
--------------------------------------------------------------------------------

                             TOP TEN EQUITY HOLDINGS
                                                      Percentage of
                                                       Investments
--------------------------------------------------------------------------------
      1. General Electric Company                           3.9%
      2. AES Corporation                                    3.2%
      3. Microsoft Corporation                              2.8%
      4. Cisco Systems Incorporated                         2.7%
      5. Eli Lilly and Company                              2.4%
      6. Schering Plough Corporation                        2.3%
      7. Exxon Corporation                                  1.9%
      8. Chase Manhattan Bank New                           1.7%
      9. Dayton Hudson Corporation                          1.6%
     10. Home Depot Incorporated                            1.6%

                             STATEMENT OF NET ASSETS
                                                                        Market
                                                                         Value
      Shares                                                             (000)
      ------                                                            ------

                              COMMON STOCK -- 96.9%
AEROSPACE / DEFENSE -- 2.6%
     15,800    Boeing Co.                                               $  704
      8,100    Lockheed Martin Corp.                                       858
      6,200    United Technologies Corp.                                   573
                                                                        ------
                                                                         2,135
                                                                        ------
AIR TRANSPORTATION -- 0.4%
      5,400    FDX Corp.*                                                  339
                                                                        ------
AUTOMOTIVE -- 2.4%
      4,700    General Motors Corp.                                        314
     18,400    General Motors Corp., Cl H                                  867
     14,000    Johnson Controls, Inc.                                      799
                                                                        ------
                                                                         1,980
                                                                        ------
BANKS -- 7.9%
      6,400    Bankers Trust New York Corp.                                743
     18,600    Chase Manhattan Corp.                                     1,404
      5,500    Citicorp                                                    821

                                             Semi-Annual Report -- June 30, 1998

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
                                                                        Market
                                                                         Value
     Shares                                                              (000)
      ------                                                            ------
                            COMMON STOCK -- CONTINUED

     13,200    First Union Corp.                                       $   769
     16,400    NationsBank Corp.                                         1,255
     22,600    Norwest Corp.                                               845
     12,000    Union Planters                                              706
                                                                       -------
                                                                         6,543
                                                                       -------
BEAUTY PRODUCTS -- 2.8%
     15,200    Gillette Co.                                                862
     10,600    Procter & Gamble Co.                                        965
      6,400    Unilever NV, ADR                                            505
                                                                       -------
                                                                         2,332
                                                                       -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.8%
     16,900    Univision Communications*                                   629
                                                                       -------
CHEMICALS -- 0.5%
     11,000    Air Products & Chemicals, Inc.                              440
                                                                       -------
COMMUNICATIONS EQUIPMENT -- 3.3%
     10,300    Harris Corp.                                                460
     13,400    Lucent Technologies Inc.                                  1,115
     10,000    Motorola, Inc.                                              526
     10,600    Northern Telecom                                            602
                                                                       -------
                                                                         2,703
                                                                       -------
COMPUTERS & SERVICES -- 11.9%
     22,500    Altera*                                                     665
     24,600    Cisco Systems, Inc.*                                      2,265
     31,000    Compaq Computer Corp.*                                      880
     14,800    Computer Associates International, Inc.                     822
     10,200    International Business Machines Corp.                     1,171
     21,400    Microsoft, Corp.*                                         2,319
     24,000    Sterling Commerce, Inc.*                                  1,164
     13,600    Sun Microsystems, Inc.*                                     591
                                                                       -------
                                                                         9,877
                                                                       -------
DRUGS -- 13.0%
     10,600    Bristol-Myers Squibb Co.                                  1,218
     12,800    Elan, ADR*                                                  823
     30,700    Eli Lilly & Co.                                           2,028
     11,600    Johnson & Johnson                                           855
      7,100    Merck & Co., Inc.                                           950
     11,400    Pfizer Inc.                                               1,239
     21,000    Schering Plough Corp.                                     1,924
     13,500    Warner Lambert Co.                                          937
     18,000    Watson Pharmaceuticals*                                     840
                                                                       -------
                                                                        10,814
                                                                       -------
Bishop Street Funds

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
                                                                        Market
                                                                         Value
      Shares                                                             (000)
      -------                                                          -------

                            COMMON STOCK -- CONTINUED

ELECTRICAL UTILITIES -- 3.6%
     49,800    AES Corp.*                                              $ 2,618
      5,900    FPL Group, Inc.                                             372
                                                                       -------
                                                                         2,990
                                                                       -------
ENTERTAINMENT -- 1.1%
      8,900    Walt Disney Co.                                             935
                                                                       -------
FINANCIAL SERVICES -- 4.0%
      8,600    American Express Co.                                        980
     16,500    Fannie Mae                                                1,002
      9,800    Freddie Mac                                                 461
      9,200    Merrill Lynch & Co., Inc.                                   849
                                                                       -------
                                                                         3,292
                                                                       -------
FOOD, BEVERAGE & TOBACCO -- 3.7%
     13,800    Campbell Soup, Co.                                          733
     14,600    Coca-Cola, Co.                                            1,248
     17,400    Philip Morris Companies Inc.                                685
      7,700    Sara Lee Corp.                                              431
                                                                       -------
                                                                         3,097
                                                                       -------
INSURANCE -- 4.3%
      7,350    American International Group, Inc.                        1,073
      5,200    Chubb Corp.                                                 418
      4,800    Cigna Corp.                                                 331
      1,600    General Re Corp.                                            406
      4,100    Hartford Financial Services Group Inc.                      469
     14,500    Travelers Group Inc.                                        879
                                                                       -------
                                                                         3,576
                                                                       -------
MACHINERY -- 4.4%
      7,100    Deere & Co.                                                 375
     35,800    General Electric, Co.                                     3,258
                                                                       -------
                                                                         3,633
                                                                       -------
MEDICAL PRODUCTS & SERVICES -- 1.0%
     29,400    HEALTHSOUTH Corp.*                                          785
                                                                       -------
PAPER & PAPER PRODUCTS -- 0.3%
      6,200    Kimberly-Clark Corp.                                        284
                                                                       -------
PETROLEUM & FUEL PRODUCTS -- 3.5%
     17,450    Baker Hughes, Inc.                                          603
     14,800    Burlington Resources, Inc.                                  637
     15,900    EVI Weatherford, Inc.*                                      590
     19,450    Noble Drilling Corp.*                                       468
      9,700    Schlumberger Ltd.                                           663
                                                                       -------
                                                                         2,961
                                                                       -------
                                             Semi-Annual Report -- June 30, 1998

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
                                                                        Market
                                                                         Value
      Shares                                                             (000)
      -------                                                           -------
                            COMMON STOCK -- CONCLUDED

PETROLEUM REFINING -- 7.3%
     14,600    Amoco Corp.                                            $    608
      7,800    British Petroleum, ADR                                      688
      9,200    Chevron, Corp.                                              764
     21,900    Exxon Corp.                                               1,562
      8,800    Mobil Corp.                                                 674
     17,400    Royal Dutch Petroleum Co. New York Registry                 954
     13,600    Texaco, Inc.                                                812
                                                                       -------
                                                                         6,062
                                                                       -------
 PRINTING & PUBLISHING -- 1.3%
     15,000    Gannett Company, Inc.                                     1,066
                                                                       -------
 RAILROADS -- 0.3%
      5,064    Canadian National Railway                                   269
                                                                       -------
 RETAIL -- 7.9%
      8,700    Albertson's Inc.                                            451
     23,000    Consolidated Stores Corp.*                                  834
     17,900    Costco Companies Inc.*                                    1,129
     11,400    CVS Corp.                                                   444
     27,800    Dayton-Hudson Corp.                                       1,348
     10,000    Fred Meyer, Inc.*                                           425
     15,600    Home Depot, Inc.                                          1,296
      9,200    McDonald's Corp.                                            635
                                                                       -------
                                                                         6,562
                                                                       -------
 SEMI-CONDUCTORS/INSTRUMENTS -- 1.3%
     14,400    Intel Corp.                                               1,067
                                                                       -------
 TELEPHONES & TELECOMMUNICATION -- 7.3%
     21,700    Airtouch Communications Inc.*                             1,268
     15,600    AT&T Corp.                                                  891
     17,283    Bell Atlantic Corp.                                         789
     12,000    BellSouth Corp.                                             805
     13,100    GTE Corp.                                                   729
     11,600    SBC Communications, Inc.                                    464
     22,200    Worldcom Inc.*                                            1,075
                                                                       -------
                                                                         6,021
                                                                       -------
  TOTAL COMMON STOCK (Cost $58,505)                                     80,392
                                                                       -------
 Bishop Street Funds

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)
                                                                        Market
      Shares                                                            Value
       (000)                                                            (000)
      -------                                                          -------

                            CASH EQUIVALENTS -- 3.2%
      2,603    SEI Daily Income Trust Money Market Portfolio          $  2,603
         41    SEI Daily Income Trust Prime Obligation Portfolio            41
                                                                       -------
               TOTAL CASH EQUIVALENTS (Cost $2,644)                      2,644
                                                                       -------
TOTAL INVESTMENTS (Cost $61,149) -- 100.1%                              83,036
                                                                       -------
OTHER ASSETS AND LIABILITIES, NET -- (0.1%)                                (60)
                                                                       -------

                                   NET ASSETS:
Fund shares (unlimited authorization -- no par value)
    based on 5,855,206 outstanding shares of beneficial interest        58,998
Accumulated net realized gain on investments                             2,091
Net unrealized appreciation of investments                              21,887
                                                                       -------
TOTAL NET ASSETS -- 100.0%                                             $82,976
                                                                       =======
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE                                                     $14.17
                                                                       -------
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                             Semi-Annual Report -- June 30, 1998

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS
High Grade Income Fund
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT:

The first half of 1998 was a strong period for the bond market, as long-term U.S. interest rates fell to historically low levels. The benchmark 30-year U.S. Treasury bond yield fell from 5.92% to 5.62%, as the demand for bonds was fueled by anxious global investors looking for a safe haven.

Meanwhile, the Federal Reserve Board, which regulates short-term interest rates, stayed on the sidelines as the opposing forces of powerful U.S. economic growth and the Asian economic crisis offset each other. After a strong first quarter, in which Gross Domestic Product grew 4.2%, growth was relatively subdued in the second quarter. This made it unnecessary for the Fed to intervene to prevent inflation, which remains quiet.

Even though the Asian crisis has slowed down U.S. economic growth, we do not believe that a recession is on the horizon. Asia's weakness is being offset to some extent by a booming Europe, which is seeing its economy flourish as the Continent gets ready for its new single currency, the euro, which makes its debut in January.

For the first time in 30 years, the U.S. government should report a budget surplus at the end of Fiscal 1998. This has profound implications for the bond market because a surplus constrains the need for new government bond issuance, further boosting prices and reducing yields. A budget surplus combined with inflation under 2% is an excellent backdrop for bonds in 1998.

MANAGEMENT DISCUSSION & ANALYSIS OF FUND PERFORMANCE:

The High Grade Income Fund seeks to provide high total returns consistent with prudent investment risk by investing primarily in U.S. government securities as well as high-quality corporate bonds. As of June 30, 1998, the portfolio was composed of 36% U.S. Treasury obligations, 39% U.S. government agency obligations, 21% corporate bonds, and the balance in short-term investments.

U.S. Treasury bonds and U.S. government agency securities are backed by the U.S. government and are considered to be of AAA quality. Corporate bonds carry some credit risk in exchange for slightly higher yields. The average corporate bond in the portfolio is rated A by Standard & Poor's Corporation.

Bishop Street Funds

                                              [BISHOP STREET FUNDS LOGO OMITTED]

For the six months ended June 30, 1998, the Fund produced a total return of 3.69%. In comparison, the average domestic taxable fixed-income fund as measured by Lipper Analytical Services Inc. produced a total return of 3.54%. Meanwhile, the unmanaged Lehman Brothers Government/Corporate Bond Index reflected a return of 4.17%. As of June 30, 1998, the Fund's 30-day SEC yield, an approximation of income, was 5.06%.

The Fund's performance was adversely affected by our decision to keep the portfolio's duration (sensitivity to interest rates) slightly shorter than average. In a period of falling interest rates, it is generally better to have a portfolio with a longer duration since bond prices move inversely to interest rates. We did attempt to extend the portfolio's duration during the first quarter when yields backed up towards 6%. However, the portfolio's duration was shorter than average in the second quarter when yields fell significantly in response to worsening news from Asia.

Because of the perception that global economic growth was slowing, high quality corporate bond prices began to come under pressure, making U.S. Treasury bonds relatively attractive during the first half of 1998. Accordingly, we reduced our corporate bond allocation from about 28% to 22%, investing the proceeds in U.S. Treasury bonds and government agency securities.

In light of the uncertainty in Asia, we plan to continue to emphasize a very high quality portfolio. Looking ahead, particularly with respect to Japan, the swift execution of effective fiscal and monetary reform is critical in order to help other global economies. To be sure, as concerns in Japan and Asia abate and focus returns to our strong domestic economy, over the intermediate term, we would expect to see a firming in interest rates toward the end of 1998. Our strategy would keep us slightly short of the index so that we could extend at that time.

We intend to continue to manage the High Grade Income Fund conservatively, seeking high-quality securities and the preservation of capital.

                                             Semi-Annual Report -- June 30, 1998

High Grade Income Fund
--------------------------------------------------------------------------------

                             CUMULATIVE PERFORMANCE

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                BISHOP STREET HIGH GRADE INCOME FUND VERSUS THE
                   LEHMAN GOVERNMENT/CORPORATE BOND INDEX AND THE
                      LIPPER DOMESTIC FIXED INCOME AVERAGE

                              [LINE GRAPH OMITTED]

                                PLOT POINTS FOLLOW

       BISHOP STREET        LEHMAN        LIPPER DOMESTIC
         HIGH GRADE       GOVERNMENT/      FIXED INCOME
         INCOME FUND  CORPORATE BOND INDEX   AVERAGE
JAN 97     $10,000         $10,000          $10,000
MAR 97       9,902           9,902            9,937
JUN 97      10,216          10,261           10,279
SEP 97      10,514          10,621           10,611
DEC 97      10,793          10,962           10,828
MAR 98      10,937          11,129           11,031
JUN 98      11,191          11,419           11,203

PAST PERFORMANCE IS NOT PREDICTIVE OF  FUTURE PERFORMANCE.

             AVERAGE ANNUAL TOTAL RETURNS

            SIX          ONE       ANNUALIZED
           MONTH        YEAR       INCEPTION
          RETURN       RETURN       TO DATE
        -------------------------------------
           3.69%        9.55%        8.30%
        -------------------------------------

Bishop Street Funds

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
                                                                     Percentage
                                               Coupon     Maturity       of
                                                Rate        Date     Investments
--------------------------------------------------------------------------------
  1. Federal National Mortgage Association     6.60%    May   8, 2002   8.2%
  2. United States Treasury Bond               7.50%    Nov. 15, 2016   6.0%
  3. Federal Home Loan Mortgage Corp.          5.69%    Jan. 24, 2001   4.4%
  4. United States Treasury Note               7.25%    Jan. 15, 2004   3.8%
  5. Federal National Mortgage Association     7.40%    July  1, 2004   3.4%
  6. United States Treasury Note               6.25%    Feb. 15, 2007   3.3%
  7. Federal Home Loan Bank                    7.57%    Aug. 19, 2004   3.0%
  8. United States Treasury Note               8.50%    Nov. 15, 2000   3.0%
  9. Honeywell Incorporated                    7.00%    Mar. 15, 2007   2.9%
 10. United States Treasury Note               7.75%    Feb. 15, 2001   2.9%

                             STATEMENT OF NET ASSETS
        Face                                                             Market
       Amount                                                            Value
        (000)                                                            (000)
       -------                                                          -------

                         CORPORATE OBLIGATIONS -- 21.4%
AIRCRAFT -- 2.4%
               Boeing Co.
       $600    6.350%, 06/15/03                                         $  611
                                                                        ------
CHEMICALS -- 4.5%
               Hercules, Inc.
        600    6.625%, 06/01/03                                            611
               PPG Industries, Inc.
        500    6.875%, 02/15/12                                            528
                                                                        ------
                                                                         1,139
                                                                        ------
COMMUNICATIONS EQUIPMENT -- 1.2%
               Rockwell International Corp.
        300    6.625%, 06/01/05                                            312
                                                                        ------
ENTERTAINMENT -- 2.8%
               Walt Disney Co.
        700    6.750%, 03/30/06                                            731
                                                                        ------
                                             Semi-Annual Report -- June 30, 1998

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                           Market
       Amount                                                           Value
        (000)                                                           (000)
       -------                                                         -------

                       CORPORATE OBLIGATIONS -- CONTINUED

FOOD, BEVERAGE & TOBACCO -- 1.2%
               Pet Inc.
       $300    6.500%, 07/01/03                                         $  302
                                                                        ------
MACHINERY -- 1.2%
               Dresser Industries, Inc.
        300    6.250%, 06/01/00                                            302
                                                                        ------
MEASURING DEVICES -- 2.9%
               Honeywell, Inc.
        700    7.000%, 03/15/07                                            740
                                                                        ------
PAPER & PAPER PRODUCTS -- 2.0%
               Sonoco Products Co.
        500    6.750%, 11/01/10                                            516
                                                                        ------
RETAIL -- 3.2%
               Gap, Inc.
        500    6.900%, 09/15/07                                            524
               Lowes Companies Inc.
        300    6.375%, 12/15/05                                            306
                                                                        ------
                                                                           830
                                                                        ------
               TOTAL CORPORATE OBLIGATIONS (Cost $5,262)                 5,483
                                                                        ------

                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 38.5%
               FHLB
        700    7.170%,  03/29/00                                           717
        400    6.000%,  07/05/00                                           403
        500    5.960%,  10/06/00                                           502
        700    7.310%,  07/06/01                                           731
        700    7.570%,  08/19/04                                           765
               FHLMC
      1,100    5.690%,  01/24/01                                         1,097
        700    6.220%,  03/24/03                                           715
               FNMA
        400    7.500%,  02/11/02                                           424
      2,000    6.605%,  05/08/02                                         2,063
        800    7.400%,  07/01/04                                           867
        550    6.350%,  06/10/05                                           569
        400    6.440%,  06/21/05                                           416
        300    6.400%,  09/27/05                                           311

Bishop Street Funds

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                             Market
   Amount/Shares                                                         Value
        (000)                                                            (000)
    -------------                                                       -------

                 U.S. GOVERNMENT AGENCY OBLIGATIONS -- CONTINUED
               FNMA, MTN
       $250    6.480%, 06/28/04                                        $   259
                                                                       -------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,579)    9,839
                                                                       -------

                       U.S. TREASURY OBLIGATIONS -- 35.7%
               U.S. Treasury Bonds
      1,250    7.500%,  11/15/16                                         1,500
        400    7.250%,  08/15/22                                           479
               U.S. Treasury Notes
        350    5.500%,  03/31/00                                           350
        200    6.750%,  04/30/00                                           204
        400    6.375%,  05/15/00                                           406
        700    8.500%,  11/15/00                                           746
        250    5.625%,  11/30/00                                           250
        700    7.750%,  02/15/01                                           737
        700    6.125%,  12/31/01                                           712
        300    6.250%,  02/28/02                                           307
        700    6.375%,  08/15/02                                           721
        875    7.250%,  05/15/04                                           949
        400    7.500%,  02/15/05                                           442
        450    6.500%,  10/15/06                                           477
        800    6.250%,  02/15/07                                           837
                                                                       -------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,929)             9,117
                                                                       -------

                            CASH EQUIVALENTS -- 2.9%
        482    SEI Daily Income Trust Money Market Portfolio               482
        252    SEI Daily Income Trust Prime Obligation Portfolio           252
                                                                       -------
               TOTAL CASH EQUIVALENTS (Cost $734)                          734
                                                                       -------
TOTAL INVESTMENTS (COST $24,504) -- 98.5%                               25,173
                                                                       -------
OTHER ASSETS AND LIABILITIES, NET -- 1.5%                                  381
                                                                       -------
                                             Semi-Annual Report -- June 30, 1998

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)
                                                                       Market
                                                                        Value
                                                                        (000)
                                                                       -------

                                   NET ASSETS:
Fund shares (unlimited authorization -- no par value) based on
    2,473,324 outstanding shares of beneficial interest                $24,718
Accumulated net realized gain on investments                               167
Net unrealized appreciation of investments                                 669
                                                                       -------
TOTAL NET ASSETS -- 100.0%                                             $25,554
                                                                       =======
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE                                                     $10.33
                                                                       -------
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS
Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


INVESTMENT ADVISER'S REPORT:

The fixed income markets were strong and steady throughout the first half of 1998. The same major dynamics impacting the market during the fourth quarter of 1997 continued to drive interest rates even lower. Those factors include a very low rate of inflation, running at about 1.7% annually, and the continuing concern and uncertainty about economic instability in the Asian economies.

As a result, dollar-denominated securities attracted strong international capital flows. At the end of the first half, the U.S. Treasury bond stood at a 5.62% yield, about 30 basis points lower than at the end of 1997.

Municipals were steady, almost unchanged in yield, during the first half of 1998. The volume of tax-exempts coming to market increased dramatically, up almost 50% from a year earlier, primarily due to a large number of refunding issues that refinanced previously issued higher-cost debt.

The Hawaii economy has still not rebounded, and is not likely to do so quickly with the probability of a slow recovery in Japan and the other Asian countries, as well as competitive pressure from mainland and other resort destinations. In March, Moody's Investor Service fell in line with a previous downgrade of the state's general obligation debt by Standard & Poor's Corporation, reducing the rating from AA3 to A-1, while stating that the state's credit outlook is stable.

In the fall of 1997, the governor appointed an economic revitalization task force to make recommendations to the legislature for creating incentives for business expansion and diversification. Although many of the proposals were not enacted by the legislature, a significant individual income tax reduction package was passed which reduced the top marginal rates over a four-year period. However, at the new maximum state income tax rate of 8.25%, Hawaii municipal bonds would still look exceedingly attractive compared to taxable bonds.

MANAGEMENT DISCUSSION & ANALYSIS OF FUND PERFORMANCE:

Our major objective in the Hawaii Municipal Bond Fund continues to be to deliver a high level of current income exempt from both federal and State of Hawaii income taxes. We believe that the Fund accomplished that objective during the first half of 1998, particularly when its yield is compared on a tax-equivalent basis to comparable investments.
                                             Semi-Annual Report -- June 30, 1998

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


At June 30, 1998, the Fund was yielding 4.71%. For an individual in the highest combined federal and state income tax bracket, this is equivalent to a taxable yield of 8.66%.* Few taxable fixed-income investments generate such a high return today, particularly taxable portfolios with the credit quality comparable to most municipal bonds.

We continue to place strong emphasis on high credit quality. Currently, about 88% of the portfolio carries a AA or AAA rating.

In addition, our strategy is to remain broadly diversified in such sectors as transportation, education, housing, health care and utilities--as well as general obligations of the state and counties of Hawaii. As an example of a bond that provides good current income, we recently added a revenue bond from Wilcox General Hospital, the only full-service hospital on the island of Kauai.

Ten percent of the portfolio is invested in AAA-rated bonds issued by the Commonwealth of Puerto Rico and its governmental agencies. These bonds are insured and offer dual tax-exempt income as well as diversification for the portfolio.

Because of the increasing flatness of the yield curve, we shortened our average maturity from 13 1/2 to 13 years, without sacrificing current income.

In a period of falling interest rates, bonds that can be called within a short period of time tend to underperform. As a result, we continue to emphasize call protection in the portfolio by adding non-callable issues whenever possible.

For the six months ended June 30, 1998, the Hawaii Municipal Bond Fund produced a total return of 2.33%. In comparison, the six-month total return for the Lipper Hawaii Municipal Debt Funds Average was 2.30%. The Lehman Municipal Bond Index, a broader unmanaged measure of the municipal market including many national issues not exempt from Hawaii income taxes, reflected a 2.69% return for the same period.

Given the low inflation environment and the moderated effects on Hawaii's economy that we expect from the Asian situation, we don't expect significant volatility in interest rates during the second half of 1998. We anticipate that the Federal Reserve Board will continue to hold the Federal Funds rate steady until a change is perceived either in the Asian economies or in our presently benign inflation picture.



*This information is based on a hypothetical illustration and is not representative of any investment securities.

Bishop Street Funds

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             CUMULATIVE PERFORMANCE

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
              BISHOP STREET HAWAII MUNICIPAL BOND FUND VERSUS THE
                  LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE
                   LIPPER HAWAII MUNICIPAL DEBT FUNDS AVERAGE

                              [LINE GRAPH OMITTED}

                             PLOT POINTS TO FOLLOW:

           BISHOP STREET          LIPPER HAWAII
          HAWAII MUNICIPAL        MUNICIPAL DEBT           LEHMAN BROTHERS
            BOND FUND             FUNDS AVERAGE         MUNICIPAL BOND INDEX
2/28/95      $10,000                 $10,000                  $10,000
6/95          10,288                  10,304                   10,359
12/95         10,941                  11,005                   11,097
6/96          10,849                  10,893                   11,047
12/96         11,401                  11,420                   11,589
6/97          11,722                  11,727                   11,961
12/97         12,373                  12,362                   12,656
6/98          12,661                  12,647                   12,997

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

              AVERAGE ANNUAL TOTAL RETURNS

      SIX         ONE      ANNUALIZED   ANNUALIZED
     MONTH       YEAR        3 YEAR      INCEPTION
    RETURN      RETURN       RETURN       TO DATE
-------------------------------------------------------
     2.33%       8.00%        7.16%        7.27%
-------------------------------------------------------

                                             Semi-Annual Report -- June 30, 1998

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                                                                     Percentage
                                              Coupon     Maturity        of
                                               Rate        Date      Investments
--------------------------------------------------------------------------------
   1. HI Airport Systems Revenue               7.00%   July 1, 2020     4.4%
   2. HI Airports System Revenue               5.75%   July 1, 2009     4.3%
   3. HI Hous., Fin. & Develop/Single Family   5.55%   July 1, 2007     4.2%
   4. Commonwealth of Puerto Rico, GO          6.50%   July 1, 2013     3.9%
   5. HI Budg. & Fin./Queens Health Sys.       6.00%   July 1, 2020     3.6%
   6. C&C of Honolulu Board of Water Supply    5.80%   July 1, 2016     3.5%
   7. HI Budg. & Fin./St. Francis Med. Ctr.    6.50%   July 1, 2022     3.4%
   8. HI Budg. & Fin./Kapiolani Health Care    6.30%   July 1, 2008     2.7%
   9. HI Budg. & Fin./Hawaiian Electric        6.20%   May 1, 2026      2.7%
  10. HI Hous., Fin. & Develop/Rental Housing  6.05%   July 1, 2022     2.6%
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
       Face                                                             Market
      Amount                                                             Value
       (000)                                                             (000)
      -------                                                           -------

                            MUNICIPAL BONDS -- 96.8%
GUAM -- 2.0%
               Guam Power Authority, Ser A, RB, AMBAC Insured
    $   400    6.375%, 10/01/08                                          $ 439
               Guam, Government Limited Obligation, Ser A, RB
        150    7.100%, 11/15/09                                            160
                                                                         -----
                                                                           599
                                                                         -----
HAWAII -- 84.0%
               Department of Budget & Finance, Hawaiian Electric,
               RB, MBIA Insured
        750    6.200%, 05/01/26                                            809
               Department of Budget & Finance, Queens Health
               Systems, Ser A, RB
      1,000    6.000%, 07/01/20                                          1,069
               Department of Budget & Finance, Queens Health
               Systems, Ser A, RB
        250    5.875%, 07/01/11                                            267
               Department of Budget & Finance, Special
               Purpose Mortgage, Hawaii Electric
               Incorporated Project, Ser A, RB,
               MBIA Insured
        350    6.600%, 01/01/25                                            389
               Department of Budget & Finance,
               Special Purpose Mortgage, Kaiser
               Permanente Project, Ser A, RB
        300    6.500%, 03/01/11                                            318

Bishop Street Funds

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                             Market
       Amount                                                            Value
        (000)                                                            (000)
       -------                                                          -------

                          MUNICIPAL BONDS -- CONTINUED
               Department of Budget & Finance,
               Special Purpose Mortgage, Kapiolani
               Health Care System Project, RB
    $   760    6.300%, 07/01/08                                        $   818
        250    6.000%, 07/01/11                                            269
               Department of Budget & Finance,
               Special Purpose Mortgage,  Hawaiian
               Electric Company, Ser A, RB,
               MBIA Insured
        300    4.950%, 04/01/12                                            302
               Department of Budget & Finance,
               Special Purpose Mortgage, Wilcox
               Memorial Hospital Projects, RB
        500    5.500%, 07/01/09                                            523
               Department of Budget & Finance,
               Special Purpose Mortgage, Kapiolani
               Health Care System Project, RB
        250    6.400%, 07/01/13                                            270
               Department of Budget & Finance,
               Special Purpose Mortgage, St. Francis
               Medical Center Project, RB, FSA Insured
        210    5.875%, 07/01/01                                            219
        930    6.500%, 07/01/22                                          1,008
               Harbor Capital Improvement,
               RB, MBIA Insured
        500    5.400%, 07/01/09                                            526
        480    7.000%, 07/01/17                                            512
               Harbor Capital Improvement,
               Ser 1992, RB, FGIC Insured
        225    6.500%, 07/01/19                                            242
               Hawaii County, GO, MBIA Insured
        250    6.850%, 12/01/02                                            253
               Hawaii County, Ser A, GO, FGIC Insured
        400    5.550%, 05/01/09                                            432
        450    5.600%, 05/01/12                                            485
        190    5.600%, 05/01/13                                            204
               Honolulu City & County Board of
               Water Supply, RB
        250    5.250%, 07/01/07                                            262
      1,000    5.800%, 07/01/16                                          1,059
               Honolulu City & County Mortgage,
               Smith Berentia, Ser A, RB,
               FHA & MBIA Insured
        100    7.800%, 07/01/24                                            108
               Honolulu City & County Ser A, GO
        245    5.700%, 04/01/09                                            268
               Honolulu City & County Waipahu
               Towers Project,
               Ser A, RB, GNMA Collateral
        200    6.900%, 06/20/35                                            215
               Honolulu City & County, GO
        230    6.000%, 12/01/09                                            258
               Honolulu City & County, GO,
               FGIC Insured
        125    5.500%, 11/01/07                                            135

                                             Semi-Annual Report -- June 30, 1998

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                             Market
       Amount                                                            Value
        (000)                                                            (000)
       -------                                                          -------

                          MUNICIPAL BONDS -- CONTINUED

               Honolulu City & County, Ser A, GO
    $   150    6.000%, 01/01/10                                         $  168
               Honolulu City & County, Ser A, GO,
               MBIA Insured
        500    6.000%, 11/01/10                                            562
               Kauai County, Refunding Ser A, GO,
               MBIA Insured
         50    5.400%, 02/01/04                                             53
               Kauai County, Ser B, GO, AMBAC Insured
        285    5.750%, 08/01/06                                            310
               Kauai County, Ser B, GO, MBIA Insured
        120    5.050%, 08/01/12                                            121
        260    5.900%, 02/01/13                                            277
        155    5.100%, 08/01/13                                            157
        165    5.150%, 08/01/14                                            166
        175    5.200%, 08/01/15                                            177
               Maui County, Board of Water Supply,
               Ser A, RB, FGIC Insured
        520    6.000%, 12/01/01                                            554
               Maui County, GO, FGIC Insured
        115    5.000%, 09/01/08                                            118
        100    5.125%, 12/15/12                                            101
               Maui County, GO, MBIA Insured
        250    5.750%, 06/01/13                                            266
               Maui County, Ser A, GO, FGIC Insured
        200    5.000%, 03/01/13                                            200
        100    5.125%, 03/01/14                                            100
               Maui County, Refunding GO, FGIC Insured
        290    5.125%, 12/15/10                                            297
               Maui County, Ser A, GO, FGIC Insured
        500    5.200%, 09/01/12                                            511
               State Airport Systems, RB, FGIC Insured
        300    7.200%, 07/01/00                                            317
      1,210    7.000%, 07/01/20                                          1,322
               State Airport Systems, Ser 2, RB
         60    6.900%, 07/01/12                                             70
               State Airport Systems, Ser 3, RB,
               AMBAC Insured
      1,200    5.750%, 07/01/09                                          1,276
               State GO, Ser CM, FGIC Insured
        500    6.000%, 12/01/09                                            561
               State GO, Ser CN, FGIC Insured
        500    5.500%, 03/01/14                                            523
               State GO, Ser CO, FGIC Insured
        200    6.000%, 09/01/05                                            220
        250    6.000%, 03/01/09                                            279
        250    6.000%, 09/01/09                                            280

Bishop Street Funds

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                            Market
       Amount                                                            Value
        (000)                                                            (000)
       -------                                                          -------

                          MUNICIPAL BONDS -- CONTINUED

               State Highway Project, RB
    $   375    5.250%, 07/01/10                                       $    390
        510    5.000%, 07/01/11                                            511
        500    5.250%, 07/01/12                                            514
               State Housing, Finance & Development
               Corporation, Affordable Rental Housing
               Program, Ser 1995 A, RB
        350    6.000%, 07/01/15                                            368
        750    6.050%, 07/01/22                                            787
               State Housing, Finance & Development
               Corporation, Single Family Mortgage
               Purchase, RB
      1,200    5.550%, 07/01/07                                          1,262
               State Housing, Finance & Development
               Corporation, Single Family Mortgage
               Purchase, Ser B, RB, FNMA Collateral
        595    5.700%, 07/01/13                                            613
               State Housing, Finance & Development
               Corporation, Single Family Mortgage
               Purchase, RB, AMT, Ser A, FNMA Collateral
        250    5.250%, 07/01/13                                            249
               State Housing, Finance & Development
               Corporation, University of Hawaii
               Faculty Housing Project, RB, AMBAC Insured
        700    5.650%, 10/01/16                                            737
                                                                       -------
                                                                        25,637
                                                                       -------
PUERTO RICO -- 10.3%
               Commonwealth Highway & Transportation
               Authority, Ser Z, RB, FSA Insured
        500    6.000%, 07/01/18                                            569
               Commonwealth of Puerto Rico, GO,
               MBIA Insured
      1,000    6.500%, 07/01/13                                          1,183
               Housing, Banking & Finance Agency,
               Single Family Mortgage, Affordable
               Housing Mortgage Portfolio I, RB,
               GNMA/FNMA/FHLMC Collateral
        300    6.100%, 10/01/15                                            318
               Industrial Tourist Educational
               Medical Environmental Control Facilities
               Inter American University, Ser A,
               MBIA Insured
        250    5.000%, 10/01/22                                            247
               Industrial Tourist Educational
               Medical Environmental Control
               Facilities Hospital Auxilio Muto
               Obligation Group, RB, MBIA Insured
        300    6.250%, 07/01/24                                            330
               Infrastructure Financing Authority,
               Ser A, RB, AMBAC Insured
        500    5.000%, 07/01/21                                            497
                                                                       -------
                                                                         3,144
                                                                       -------
                                             Semi-Annual Report -- June 30, 1998

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)
        Face                                                            Market
       Amount                                                            Value
        (000)                                                            (000)
       -------                                                          -------

                          MUNICIPAL BONDS -- CONTINUED
VIRGIN ISLANDS -- 0.5%
               Housing Finance Authority, Single
               Family, GNMA Mortgage Backed
               Securities Program, Ser A, RB
       $150    6.500%, 03/01/25                                        $   160
                                                                       -------
               TOTAL MUNICIPAL BONDS (Cost $28,300)                     29,540
                                                                       -------

                            CASH EQUIVALENTS -- 1.4%
         77    Dreyfus Tax Exempt Cash Management Fund                      77
         59    Nuveen Federal Tax Exempt Money Market                       59
        311    SEI Institutional Tax Free Portfolio                        311
                                                                       -------
               TOTAL CASH EQUIVALENTS (Cost $447)                          447
                                                                       -------
TOTAL INVESTMENTS (COST $28,747) -- 98.2%                               29,987
                                                                       -------
OTHER ASSETS AND LIABILITIES, NET -- 1.8%                                  541
                                                                       -------
                                   NET ASSETS:
Fund shares (unlimited authorization -- no par value)
    based on 2,863,101 outstanding shares
    of beneficial interest                                              29,300
Undistributed net investment income                                         28
Accumulated net realized loss on investments                               (40)
Net unrealized appreciation of investments                               1,240
                                                                       -------
TOTAL NET ASSETS -- 100.0%                                             $30,528
                                                                       =======
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE                                                     $10.66
                                                                       -------

AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT--ALTERNATIVE MINIMUM TAX
FGIC--FEDERAL GUARANTY INSURANCE CORPORATION
FHA--FEDERAL HOUSING AUTHORITY
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA--FINANCIAL SECURITY ASSURANCE
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INVESTORS ASSURANCE
RB--REVENUE BOND
SER--SERIES

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds

                                  BISHOP STREET
               INVESTMENT ADVISER'S REPORT & MANAGEMENT DISCUSSION
                                      FUNDS

Money Market & Treasury Money Market Fund
--------------------------------------------------------------------------------


INVESTMENT ADVISER'S REPORT:

Led by strong demand from free-spending consumers, the U.S. economy continued its strong growth early in the year. Consumer confidence remained very positive amidst low unemployment and higher wages. As we moved into the second quarter, growth slowed from the torrid pace of the first quarter but strong consumer spending again helped move the economy forward. Although the domestic picture remained positive, the global picture did not. Global welfare concerns intensified in the second quarter as Asia, which had briefly appeared to have stabilized, continued to slide deeper into recession. In June, Federal Reserve Chairman Greenspan noted the impressive growth and tight labor markets domestically, but continued to fear the fallout from worldwide events, particularly in Asia. Fears of a U.S. rate hike subsided while the deteriorating global situation caused a flight to the quality of U.S. Treasuries, thereby causing interest rates to decline.

Inflation pressures were benign for the first half of the year, despite the strong economy and tight labor market. Short term rates remained unchanged from the 5.50% level at which they have been since March, 1997. Seasonal upward pressures -- quarter-end funding pressures in March, and speculative anticipation around the April 15 tax deadline -- pushed rates up on money markets, but the reduction in Treasury borrowing helped move Treasury yields lower in the first quarter. Additionally, investor concerns occasionally pushed market yields higher on fears of a Fed tightening, which never materialized.

MANAGEMENT DISCUSSION & ANALYSIS OF FUND PERFORMANCE:

Despite occasional fears of the Fed raising interest rates, we extended the weighted average maturities of the Funds when we felt that any Fed moves were fully reflected in market yields. We also extended the maturities when money markets experienced seasonal upward rate pressures.

                                             Semi-Annual Report -- June 30, 1998

Money Market & Treasury Money Market Fund
--------------------------------------------------------------------------------


The Money Market Fund's holdings are concentrated in high quality commercial paper, floating rate notes, and bank notes/CD's. We increased the Portfolio's weighted average maturity, which fluctuated around 50 days during the first quarter, to between 55-65 days during the second quarter as we continued the barbell strategy of purchasing short dated and one year paper. Total annualized net return for the Fund for the six month period ended June 30, 1998 was 5.28% compared to 5.36% for the IBC First Tier Institutional-Only Average.

The Treasury Money Market Fund's barbell structure continues to concentrate the portfolio's holdings in overnight repurchase agreements and longer maturity Treasuries. This combination provided incremental returns over the competitor group average. Total annualized net return for the six month period ended June 30, 1998 was 5.18% compared to 4.89% for the IBC U.S. Treasury & Repo average.

Despite ongoing signs of domestic strength, particularly in the consumer sector, we anticipate reduced growth caused by slowing in the manufacturing sector from a buildup of inventories that will require time to subside, and the domestic fallout from global macroeconomic problems. Furthermore, if inflation continues to surprise on the low side of expectations, the Federal Reserve may even lower short term rates later in the year. In this environment, we will continue to favor longer maturities.


Bishop Street Funds

Money Market Fund                                                    (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
        Face
       Amount                                                            Value
        (000)                                                            (000)
       -------                                                          -------

                            COMMERCIAL PAPER -- 71.1%
BANKS -- 15.3%
               Aesop Funding Corp.
     $5,600    5.540%, 07/17/98                                        $ 5,586
               Centric Capital Corp.
      8,200    5.610%, 07/20/98                                          8,176
               Fleet Funding Corp.
      5,750    5.530%, 07/15/98                                          5,738
               Kitty Hawk Funding Corp.
      8,500    5.530%, 08/04/98                                          8,456
               Park Avenue Receivables
      4,615    5.550%, 07/17/98                                          4,604
      2,800    5.550%,  07/24/98                                         2,790
                                                                       -------
                                                                        35,350
                                                                       -------
BROKERAGE -- 10.4%
               Bear Stearns Companies Inc.
      8,000    5.530%, 07/22/98                                          7,974
               Merrill Lynch and Co.
      8,000    5.540%, 07/31/98                                          7,963
               Morgan Stanley, Dean Witter, Discover
      8,000    5.540%, 07/15/98                                          7,983
                                                                       -------
                                                                        23,920
                                                                       -------
FINANCIAL SERVICES -- 28.2%
               Avco Financial Services
      7,000    5.550%, 08/18/98                                          6,948
               Corporate Asset Funding (B)
      7,500    5.560%, 07/16/98                                          7,483
               Corporate Receivables
      8,000    5.570%, 07/16/98                                          7,981
               Delaware Funding Corp.
      8,000    5.570%, 07/15/98                                          7,983
               Enterprise Funding Corp.
      5,403    5.560%, 07/15/98                                          5,391
      2,640    5.530%,  08/07/98                                         2,625
               General Electric Financial Assurance
      7,500    5.500%, 07/15/98                                          7,484
               General Electric Capital Corp.
      4,515    5.530%, 07/15/98                                          4,505
               PREFCO
      7,500    5.570%, 08/13/98                                          7,450
               Ranger Funding Corp. (B)
      7,000    5.560%, 07/22/98                                          6,977
                                                                       -------
                                                                        64,827
                                                                       -------
                                             Semi-Annual Report -- June 30, 1998

Money Market Fund                                                    (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face
       Amount                                                            Value
        (000)                                                            (000)
       -------                                                          -------

                          COMMERCIAL PAPER -- CONTINUED
INDUSTRIAL--5.4%
     $4,500    CommoLoCo Inc.                                         $  4,416
               5.520%, 10/30/98
               Government Development Bank of Puerto Rico
      8,000    5.540%, 08/11/98                                          7,950
                                                                      --------
                                                                        12,366
                                                                      --------
INSURANCE -- 9.7%
               Aon Corp.
      8,000    5.580%, 08/06/98                                          7,955
               Cigna Corp.
      7,500    5.580%, 07/31/98                                          7,465
               Prudential Funding Corp.
      7,000    5.390%, 08/19/98                                          6,949
                                                                      --------
                                                                        22,369
                                                                      --------
TELEPHONES & TELECOMMUNICATION -- 2.1%
      4,876    GTE Funding Inc.                                          4,864
               5.580%, 07/17/98                                       --------
               TOTAL COMMERCIAL PAPER (Cost $163,696)                  163,696
                                                                      --------

                          FLOATING RATE NOTES -- 15.7%
               Asset Backed Securities Investment Trust (A)
      5,000    5.656%, 08/15/98                                          5,000
               Comerica Bank (A)
      8,000    5.553%, 09/10/98                                          7,995
               Peoples Security Life (A)
     10,000    5.820%, 08/03/98                                         10,000
               PNC Bank (A)
      5,000    5.600%, 09/23/98                                          4,999
               Travelers Insurance Co. (A)
      8,000    5.738%, 07/01/98                                          8,000
                                                                      --------
               TOTAL FLOATING RATE NOTES (Cost $35,994)                 35,994
                                                                      --------

               CERTIFICATES OF DEPOSIT/BANK NOTES -- 13.5%
               Bank of New York
      4,250    5.640%, 03/26/99                                          4,247
               Bankers Trust New York Corp.
      7,000    5.680%, 03/09/99                                          6,997

Bishop Street Funds

Money Market Fund                                                    (UNAUDITED)
--------------------------------------------------------------------------------

                            STATEMENT OF NET ASSETS
                                  (CONCLUDED)
        Face
       Amount                                                            Value
        (000)                                                            (000)
       -------                                                          -------

               CERTIFICATES OF DEPOSIT/BANKNOTES -- CONTINUED
               First National Bank of Chicago
     $4,000    5.740%, 05/07/99                                       $  3,998
               Key Bank
      4,830    5.900%, 09/17/98                                          4,829
               Regions Bank
      3,000    5.770%, 05/21/99                                          2,999
               Wilmington Trust
      3,000    5.900%, 04/30/99                                          3,000
      5,000    5.850%, 05/17/99                                          5,000
                                                                      --------
         TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES (Cost $31,070)        31,070
                                                                      --------
TOTAL INVESTMENTS (COST $230,760) -- 100.3%                            230,760
                                                                      --------
OTHER ASSETS AND LIABILITIES, NET -- (0.3%)                               (607)
                                                                      --------

                                   NET ASSETS:
Fund shares (unlimited authorization -- no par value)
    based on 230,156,483 outstanding shares
    of beneficial interest                                             230,156
Undistributed net investment income                                          4
Accumulated net realized loss of investments                                (7)
                                                                      --------
TOTAL NET ASSETS -- 100.0%                                            $230,153
                                                                      ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE                                                      $1.00
                                                                      --------

(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 1998. THE MATURITY DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, ARE EXEMPT FROM REGISTRATION UNDER SECTION 4(2) OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS." THIS SECURITY HAS BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             Semi-Annual Report -- June 30, 1998

Treasury Money Market Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
        Face
      Amount                                                             Value
       (000)                                                             (000)
      -------                                                           -------

                       U.S. TREASURY OBLIGATIONS -- 21.2%
               U.S. Treasury Notes
  $   5,000    6.125%,  08/31/98                                       $ 5,003
      5,000    6.000%,  09/30/98                                         5,003
     11,000    5.875%,  10/31/98                                        11,007
      5,000    5.125%,  12/31/98                                         4,985
      5,000    5.750%,  12/31/98                                         5,000
      3,000    5.875%,  03/31/99                                         3,008
     32,000    6.250%,  03/31/99                                        32,173
     12,000    6.375%,  04/30/99                                        12,079
      5,000    6.000%,  06/30/99                                         5,024
                                                                       -------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $83,282)           83,282
                                                                       -------

                         REPURCHASE AGREEMENTS -- 79.0%
               Goldman Sachs & Co.
               5.799%, dated 06/30/98, matures 07/01/98,
               repurchase price $70,011,276 (collateralized
               by various U.S. Treasury STRIPS, total par
               value $198,539,000, 0.00%, 11/15/98-02/15/24:
     70,000    total market value $71,400,084) (A)                      70,000

               Greenwich Capital Markets, Inc.
               5.950%, dated 06/30/98, matures 07/01/98,
               repurchase price $60,009,917 (collateralized
               by U.S. Treasury Note, par value $60,065,000,
               5.62%, matures 05/15/08: market value
     60,000    $60,778,572) (A)                                         60,000

               Lehman Brothers, Inc.
               5.750%, dated 06/30/98, matures 07/01/98,
               repurchase price $65,010,382 (collateralized
               by various U.S. Treasury STRIPS, total par
               value $153,456,000, 0.00%, 11/15/11-11/15/13:
     65,000    total market value $66,929,411)                          65,000

               Morgan Stanley, Dean Witter, Discover & Co.
               5.680%, dated 06/30/98, matures 07/01/98,
               repurchase price $50,007,889 (collateralized
               by various U.S. Treasury Notes, total par
               value $42,914,000, 6.375%-7.625%,
               08/15/02-11/15/22:
     50,000    total market value $50,680,040) (A)                      50,000

Bishop Street Funds

Treasury Money Market Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)
       Face
      Amount                                                            Value
       (000)                                                            (000)
      -------                                                          -------

                       REPURCHASE AGREEMENTS -- CONTINUED
               Paribas
               6.00%, dated 06/30/98, matures 07/01/98,
               repurchase price $65,979,995 (collateralized
               by various U.S. Treasury Notes, total par
               value $64,500,000, 7.50%-11.25%,
               10/31/99-02/15/15:
    $65,969    total market value $67,311,403)                        $ 65,969
                                                                      --------
               TOTAL REPURCHASE AGREEMENTS (Cost $310,969)             310,969
                                                                      --------
TOTAL INVESTMENTS (COST $394,251) -- 100.2%                            394,251
                                                                      --------
OTHER ASSETS AND LIABILITIES, NET -- (0.2%)                               (728)
                                                                      --------

                                   NET ASSETS:
Fund shares (unlimited authorization -- no par value)
    based on 393,552,160 outstanding shares
    of beneficial interest                                             393,552
Undistributed net investment income                                         10
Accumulated net realized loss of investments                               (39)
                                                                      --------
TOTAL NET ASSETS -- 100.0%                                            $393,523
                                                                      ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE                                                      $1.00
                                                                      --------
(A) TRI-PARTY REPURCHASE AGREEMENT
STRIPS -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES THE

      ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             Semi-Annual Report -- June 30, 1998


Bishop Street Funds                                                                                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

                                                             High      Hawaii               Treasury
                                                             Grade    Municipal   Money      Money
                                                 Equity     Income      Bond      Market     Market
                                                  Fund       Fund       Fund      Fund       Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest Income                              $  108       $796       $773     $6,898     $8,417
   Dividend Income                                 448         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                         556        796        773      6,898      8,417
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fee                          283         70         52        362        453
   Investment Adviser Fee Waiver                   (73)       (27)       (44)      (169)      (333)
   Management Fee                                   76         26         30        241        302
   Management Fee Waiver                           (31)       (10)       (22)       (96)      (121)
   Shareholder Servicing Fee                        95         32         37        301        378
   Shareholder Servicing Fee Waiver                (57)       (19)       (22)      (181)      (226)
   Custody Fees                                     21          5          9         33         31
   Transfer Agent Fees                              25         13          9         25         32
   Registration Fees                                12          6         --         --         37
   Trustees Fees                                     7          1          1         12         27
   Printing Fees                                     6          1          2         19         21
   Professional Fees                                12          1          3         42         51
   Amortization of Deferred
      Organizational Costs                           3          3          3          3          3
   Miscellaneous Expenses                           16          1          2          3         16
------------------------------------------------------------------------------------------------------------------------------------
           Total Expenses                          395        103         60        595        671
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                           161        693        713      6,303      7,746
------------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments          2,275        133         21         27         (1)
Change in Unrealized Appreciation
   (Depreciation) on Investments                 9,945        129        (55)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments                               12,220        262        (34)        27         (1)
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets
   Resulting from Operations                   $12,381       $955       $679     $6,330     $7,745
====================================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds


Bishop Street Funds                                                                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)
                                                     Equity                               High Grade
                                                      Fund                               Income Fund
---------------------------------------------------------------------------------------------------------------------------
                                                      01/01/98 to  01/31/97 to     01/01/97 to  01/31/97 to
                                                       06/30/98    12/31/97 (1)     12/31/97    12/31/97 (1)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                              $     161     $     483     $     693       $ 1,290
   Net Realized Gain (Loss) on Investments                2,275          (184)          133           101
   Change in Unrealized Appreciation
     of Investments                                       9,945        11,942           129           540
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations         12,381        12,241           955         1,931
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:                                  (161)         (483)         (693)       (1,290)
   Capital Gains:                                          --             --             --           (67)
---------------------------------------------------------------------------------------------------------------------------
         Total Distributions                               (161)         (483)         (693)       (1,357)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from Shares Issued                            840        59,210           543        25,503
     Reinvestments of Cash Distributions                    160           482           689         1,356
     Cost of Shares Redeemed                               (211)       (1,483)       (2,182)       (1,191)
---------------------------------------------------------------------------------------------------------------------------
         Total Capital Share Transactions                   789        58,209          (950)       25,668
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                          789        58,209          (950)       25,668
---------------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                          13,009        69,967          (688)       26,242
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                   69,967          --          26,242          --
---------------------------------------------------------------------------------------------------------------------------
   End of Period                                        $82,976       $69,967       $25,554       $26,242
===========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
     Shares Issued                                           60         5,893            53         2,549
     Shares Issued in Lieu of Cash Distributions             12            43            67           135
     Shares Redeemed                                        (18)         (135)         (213)         (118)
---------------------------------------------------------------------------------------------------------------------------
         Total Capital Share Transactions                    54         5,801           (93)        2,566
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares                    54         5,801           (93)        2,566
===========================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

(1) COMMENCED OPERATIONS ON JANUARY 31, 1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL  PART OF THE FINANCIAL STATEMENTS.



                                                                                         Semi-Annual Report -- June 30, 1998


Bishop Street Funds                                                                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------

                                            STATEMENT OF CHANGES IN NET ASSETS
                                                      (IN THOUSANDS)

                                                                         Hawaii Municipal
                                                                             Bond Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                      01/01/98       01/01/97
                                                                     to 06/30/98    to 12/31/97
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                                $  713       $ 1,345
   Net Realized Gain on Investments                                         21            84
   Change in Unrealized Appreciation (Depreciation) of Investments         (55)          800
--------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations                           679         2,229
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class A Shares                                         (713)       (1,092)
     Retail Class B Shares (1)                                               --         (253)
   Capital Gains:
     Institutional Class A Shares                                            --            --
     Retail Class B Shares (1)                                               --            --
--------------------------------------------------------------------------------------------------------------------------------
         Total Distributions                                              (713)       (1,345)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class A Shares:
     Proceeds from Shares Issued                                         4,253         6,901
     Proceeds in connection with transfer from Retail Class B               --         8,988
     Reinvestments of Cash Distributions                                   348           471
     Cost of Shares Redeemed                                            (3,044)       (3,804)
--------------------------------------------------------------------------------------------------------------------------------
         Total Institutional Capital Share Transactions                  1,557        12,556
--------------------------------------------------------------------------------------------------------------------------------
   Retail Class B Shares: (1)
     Proceeds from Shares Issued                                            --           743
     Reinvestments of Cash Distributions                                    --           135
     Cost of Shares Redeemed                                                --          (574)
     Transfer to Institutional Class A                                      --        (8,988)
--------------------------------------------------------------------------------------------------------------------------------
         Total Retail Capital Share Transactions                            --        (8,684)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets From Capital Share Transactions               1,557         3,872
--------------------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                          1,523         4,756
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                  29,005        24,249
--------------------------------------------------------------------------------------------------------------------------------
   End of Period                                                       $30,528       $29,005
================================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Institutional Class A Shares:
     Shares Issued                                                         399           661
     Shares in connection with transfer from Retail Class B                 --           854
     Shares Issued in Lieu of Cash Distributions                            33            45
     Shares Redeemed                                                      (286)         (334)
------------------------------------------------------------------------------------------------------------------------------
         Total Institutional Capital Share Transactions                    146         1,226
------------------------------------------------------------------------------------------------------------------------------
   Retail Class B Shares: (1)
     Shares Issued                                                         --             41
     Shares Issued in Lieu of Cash Distributions                           --             13
     Shares Redeemed                                                       --            (54)
     Transfer to Institutional Class A                                     --           (854)
------------------------------------------------------------------------------------------------------------------------------
         Total Retail Capital Share Transactions                           --           (854)
------------------------------------------------------------------------------------------------------------------------------
Net Increase in Capital Shares                                            146            372
==============================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

(1) FOR THE PERIOD JANUARY 1, 1997 TO JULY 20, 1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds


Bishop Street Funds                                                                                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------

                                            STATEMENTS OF CHANGES IN NET ASSETS
                                                      (IN THOUSANDS)
                                                                                             Treasury
                                                                Money Market                Money Market
                                                                   Fund                         Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                           01/01/98     01/01/97        01/01/98      01/01/97
                                                         to 06/30/98  to 12/31/97     to 06/30/98  to 12/31/97
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                   $ 6,303     $  13,357        $ 7,746     $   11,261
   Net Realized Gain (Loss) on Investments                      27             1             (1)           (37)
--------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations             6,330        13,358          7,745         11,224
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class A Shares                           (6,303)      (13,235)        (7,748)       (11,249)
     Retail Class B Shares (1)                                 --           (119)            --             --
   Capital Gains:
     Institutional Class A Shares                              --             (4)            --            (14)
     Retail Class B Shares (1)                                 --            --              --             --
--------------------------------------------------------------------------------------------------------------------------------
         Total Distributions                                (6,303)      (13,358)        (7,748)       (11,263)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: ALL AT $1.00 PER SHARE
   Institutional Class A Shares:
     Proceeds from Shares Issued                           353,319       625,934        924,453      1,511,022
     Proceeds in connection with transfer
       from Retail Class B                                      --         4,014             --             --
     Reinvestments of Cash Distributions                       103            83             --             --
     Cost of Shares Redeemed                              (369,967)     (657,484)      (804,846)    (1,417,265)
--------------------------------------------------------------------------------------------------------------------------------
         Total Institutional Capital Share Transactions    (16,545)      (27,453)       119,607         93,757
--------------------------------------------------------------------------------------------------------------------------------
   Retail Class B Shares: (1)
     Proceeds from Shares Issued                                --         1,172             --             --
     Reinvestments of Cash Distributions                        --           119             --             --
     Cost of Shares Redeemed                                    --        (1,796)            --             --
     Cost of shares in connection with transfer
       to Institutional Class A                                 --        (4,014)            --             --
--------------------------------------------------------------------------------------------------------------------------------
         Total Retail Capital Share Transactions                --        (4,519)            --             --
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                         (16,545)      (31,972)       119,607          93,757
--------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                 (16,518)      (31,972)       119,604          93,718
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                     246,671       278,643        273,919         180,201
--------------------------------------------------------------------------------------------------------------------------------
   End of Period                                          $230,153     $ 246,671       $393,523      $  273,919
================================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

(1) FOR THE PERIOD JANUARY 1, 1997 TO JULY 20, 1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                         Semi-Annual Report -- June 30, 1998


Bishop Street Funds
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30, 1998 (UNAUDITED) AND THE PERIODS ENDED DECEMBER 31,

                                 INVESTMENT ACTIVITIES          DISTRIBUTIONS FROM
                         ----------------------------------    ---------------------
                                                    NET                                                               RATIO OF
                           NET                    REALIZED                              NET                    NET    EXPENSES
                          ASSET                     AND                                ASSET                 ASSETS,     TO
                         VALUE,        NET       UNREALIZED        NET                 VALUE,                END OF    AVERAGE
                        BEGINNING  INVESTMENT  GAIN (LOSS) ON   INVESTMENT   CAPITAL   END OF     TOTAL      PERIOD      NET
                        OF PERIOD    INCOME      INVESTMENTS      INCOME      GAINS    PERIOD    RETURN      (000)     ASSETS
                       ----------  ----------  --------------   ----------    ------   ------   --------     ------   --------
--------------------------------------------------------------------------------------------------------------------------------
EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
1998:                   $12.06       $0.03        $ 2.11          $(0.03)       --     $14.17    17.73%+    $ 82,976    1.04%*
1997(1):                $10.00       $0.08        $ 2.06          $(0.08)       --     $12.06    21.52%+    $ 69,967    0.99%*
--------------------------------------------------------------------------------------------------------------------------------
HIGH GRADEINCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
1998:                   $10.23       $0.27        $ 0.10          $(0.27)       --     $10.33     3.69%+    $ 25,554    0.80%*
1997(1):                $10.00       $0.51        $ 0.26          $(0.51)    $(0.03)   $10.23     7.94%+    $ 26,242    0.80%*
--------------------------------------------------------------------------------------------------------------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
1998:                   $10.67       $0.26        $(0.01)         $(0.26)       --     $10.66     2.33%+    $ 30,528    0.40%*
1997:                   $10.34       $0.53        $ 0.33          $(0.53)       --     $10.67     8.52%     $ 29,005    0.34%
1996:                   $10.47       $0.55        $(0.12)         $(0.55)    $(0.01)   $10.34     4.21%     $ 15,408    0.21%
1995(2):                $10.00       $0.45        $ 0.47          $(0.45)       --     $10.47    10.91%++   $  9,411    0.27%*
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
1998:                   $ 1.00       $0.03        $  --             $(0.03)     --     $ 1.00     5.36%++   $230,153    0.49%*
1997:                   $ 1.00       $0.05           --             $(0.05)     --     $ 1.00     5.29%     $246,671    0.51%
1996:                   $ 1.00       $0.05           --             $(0.05)     --     $ 1.00     5.12%     $274,125    0.49%
1995(3):                $ 1.00       $0.05           --             $(0.05)     --     $ 1.00     5.67%++   $305,120    0.50%*
--------------------------------------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
1998:                   $ 1.00       $0.03        $  --             $(0.03)     --     $ 1.00     5.27%++   $393,523    0.44%*
1997:                   $ 1.00       $0.05           --             $(0.05)     --     $ 1.00     5.22%     $273,919    0.43%
1996(4):                $ 1.00       $0.03           --             $(0.03)     --     $ 1.00     5.08%++   $180,201    0.42%*


                                                     RATIO OF
                                                   NET INVESTMENT
                     EXPENSES TO     RATIO OF       INCOME TO
                       AVERAGE          NET          AVERAGE
                     NET ASSETS     INVESTMENT     NET ASSETS
                    EXCLUDING FEE    INCOME TO    EXCLUDING FEE  PORTFOLIO
                     WAIVERS AND      AVERAGE      WAIVERS AND    TURNOVER
                   REIMBURSEMENTS   NET ASSETS   REIMBURSEMENTS     RATE
                   --------------   ----------   --------------   --------
--------------------------------------------------------------------------------------------------------------------------------
EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
1998:                  1.46%*         0.42%*          0.00%*         16%
1997(1):               1.39%*         0.83%*          0.43%*         30%
--------------------------------------------------------------------------------------------------------------------------------
HIGH GRADE INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
1998:                  1.24%*         5.36%*          4.92%*         31%
1997(1):               1.30%*         5.58%*          5.08%*         32%
--------------------------------------------------------------------------------------------------------------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------
1998:                  1.00%*         4.83%*          4.23%*          9%
1997:                  0.99%          5.05%           4.40%          29%
1996:                  0.85%          5.33%           4.68%          27%
1995(2):               1.10%*         5.24%*          4.40%*         68%
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
1998:                  0.86%*         5.23%*          4.86%*         --
1997:                  0.85%          5.18%           4.84%          --
1996:                  0.60%          5.01%           4.90%          --
1995(3):               0.66%*         5.50%*          5.34%*         --
--------------------------------------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
1998:                  0.89%*         5.12%*          4.67%*         --
1997:                  0.86%          5.11%           4.68%          --
1996(4):               0.65%*         4.96%*          4.74%*         --

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. ++ TOTAL RETURN HAS BEEN ANNUALIZED.
*  ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) COMMENCED OPERATIONS ON JANUARY 31, 1997.
(2) COMMENCED OPERATIONS ON FEBRUARY 15, 1995.
(3) COMMENCED OPERATIONS ON JANUARY 30, 1995.
(4) COMMENCED OPERATIONS ON MAY 1, 1996.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds                                                                              Semi-Annual Report -- June 30, 1998

                                    38 & 39

Bishop Street Funds
--------------------------------------------------------------------------------

                                               NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
   The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of five funds (the "Funds") which includes the Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and the Treasury Money Market Fund. Effective July 20, 1997 the Retail Class B for the Hawaii Municipal Bond Fund and Money Market Fund was closed. All Retail Class B shareholders were exchanged into the Institutional Class for the equivalent number of shares of that class. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Trust.
SECURITY VALUATION
   Bishop Street Fund investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day, other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.
   Investment securities held by the Money Market and Treasury Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis.
DISCOUNTS AND PREMIUMS
   Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method which approximates the effective interest method.

   Bishop Street Funds

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------


REPURCHASE AGREEMENTS
   Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until the maturity of the repurchase agreement. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
EXPENSES
   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income are declared daily and paid on a monthly basis for the High Grade Income Fund, Hawaii Municipal Bond Fund, the Money Market Fund and the Treasury Money Market Fund. The Equity Fund declares and pays such dividends on a quarterly basis. Any net realized capital gains will be distributed at least annually for all Funds.
FEDERAL INCOME TAXES
   It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and to distribute a majority of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These differences relate primarily to paydowns on asset-backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Funds.
ORGANIZATION COSTS
   Organization costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the fund is amortizing its organization costs, the redemption proceeds payable to the holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization costs in the same ratio as the

                                             Semi-Annual Report -- June 30, 1998

Bishop Street Funds
--------------------------------------------------------------------------------


number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.
USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
   The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT
   Investment advisory services are provided to the Funds by First Hawaiian Bank (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Equity Fund, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and .30% of the Money Market and Treasury Money Market Funds. The Adviser may from time to time waive a portion of its fee in order to limit the operating expenses of a Fund.
   Wellington Management Company (The "Sub-Adviser") serves as the investment sub-adviser for the Money Market Fund and the Treasury Money Market Fund pursuant to a sub-adviser agreement. The Sub-Adviser is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Fund up to $500 million and 0.020% of the average daily net assets of the Fund in excess of $500 million.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
   Pursuant to an administration agreement dated January 27, 1995, (the "Agreement") SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments, acts as the Trust's Administrator. Under the terms of the Agreement, SEI is entitled to receive an annual fee of 0.20% of the average daily net assets of each Fund. SEI has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
   Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust.
   SEI Investments Distribution Co. ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated January 27, 1995.

Bishop Street Funds

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------


   The Trust has adopted and entered into a shareholder service plan and agreement with SEI Investments. Each Fund pays to SEI Investments a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each Fund, which is computed daily and paid monthly. SEI Investments has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
   Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

5. INVESTMENT TRANSACTIONS
      The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the period ended June 30, 1998 are presented below for the Funds.

      FUND INVESTMENT TRANSACTIONS (000)



                                       EQUITY     HIGH GRADE    HAWAII MUNICIPAL
                                         FUND     INCOME FUND       BOND FUND
                                     ----------   -----------   ----------------
Purchases
  U.S. Government Securities          $  --        $ 7,916          $  --
  Other                                12,677          --            4,239

Sales
  U.S. Government Securities             --         (7,319)            --
  Other                               (11,963)      (1,916)         (2,573)


      At December 31, 1997 the following Funds have capital loss carryforwards for federal income tax purposes. For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.



                                                                 EXPIRATION
                                      AMOUNT (000)                  DATE
                                     --------------             ------------
Equity                                    $177                     2005
Hawaii Municipal Bond                       61                     2004
Money Market                                34                     2004-2005
Treasury Money Market                       37                     2005


                                             Semi-Annual Report -- June 30, 1998

Bishop Street Funds
--------------------------------------------------------------------------------

      At June 30, 1998 the total cost of securities and the net realized gains and losses on securities sold for federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate unrealized appreciation (depreciation) on securities at June 30, 1998 for the Funds is as follows (000):

                                     EQUITY     HIGH GRADE    HAWAII MUNICIPAL
                                      FUND      INCOME FUND      BOND FUND
                                    --------    -----------   ----------------
Gross Unrealized Appreciation       $ 23,134     $    672        $  1,248

Gross Unrealized Depreciation         (1,247)          (3)             (8)
                                    --------     --------        --------
Net Unrealized Appreciation         $ 21,887     $    669        $  1,240
                                    ========     ========        ========

6. CONCENTRATION OF CREDIT RISK
      The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state. At June 30, 1998, the percentage of the Fund investments by each revenue source was as follows:

                                                    HAWAII MUNICIPAL
                                                        BOND FUND
                                                    ----------------
            Cash Equivalents                               1%
            Education Bonds                                3%
            General Obligation Bonds                      29%
            Hospital Bonds                                17%
            Housing Bonds                                 14%
            Transportation Bonds                          21%
            Utility Bonds                                 13%
            Other Revenue Bonds                            2%
                                                    ---------
                                                         100%
                                                    ---------
   Bishop Street Funds

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------


      The ratings of long-term debt holdings as a percentage of total value of investments at June 30, 1998 are as follows:

                 STANDARD &                              HAWAII MUNICIPAL
                 POOR'S RATING                               BOND FUND
                 -------------                           ----------------
                 AAA                                           64%
                 AA                                            24%
                 A                                              5%
                 BBB+                                           2%
                 Not Rated                                      5%
                                                          --------
                                                              100%
                                                          ========

                                             Semi-Annual Report -- June 30, 1998

Bishop Street Funds
--------------------------------------------------------------------------------

                                 INVESTMENT TEAM

                       [PHOTO OF INVESTMENT TEAM OMITTED]

              BISHOP STREET FUNDS' INVESTMENT TEAM (LEFT TO RIGHT):
    MICHAEL MASUDA, VICE-PRESIDENT; JENNY CARIAS, ASSISTANT VICE-PRESIDENT;
         LORI FOO, COMPLIANCE OFFICER; LOU LEVITAS, PORTFOLIO MANAGER;
                           TONY GOO, VICE-PRESIDENT.

Bishop Street Funds

                                BOARD OF TRUSTEES

MR. MARTIN ANDERSON              PARTNER--Goodsill, Anderson, Quinn & Stifel

MR. PHILIP H. CHING              VICE CHAIRMAN--First Hawaiian Bank
                                                (through January 1996)

HONORABLE SHUNICHI KIMURA REGENT--University of Hawaii (1995-1996)
                          JUDGE--State of Hawaii Judiciary (1974-1994)
                          MAYOR--County of Hawaii (1968-1974)
                          CHAIRMAN & CHIEF EXECUTIVE--County of Hawaii
                                                      (1964-1968)

MR. ROBERT A. NESHER             CHAIRMAN--SEI Mutual Funds

HONORABLE WILLIAM S. RICHARDSON  TRUSTEE--Kamehameha Schools Bishop Estate
                                    (through 1992)
                                 CHIEF JUSTICE--Supreme Court of Hawaii
                                    (through 1983)
                                 LIEUTENANT GOVERNOR--State of Hawaii
                                    (1962-1966)

MR. MANUEL R. SYLVESTER          MANAGING & EXECUTIVE PARTNER--Coopers & Lybrand
                                    (through 1992)

DR. JOYCE S. TSUNODA             SENIOR VICE PRESIDENT & CHANCELLOR FOR
                                     COMMUNITY COLLEGES--University of Hawaii

                                             Semi-Annual Report -- June 30, 1998

Bishop Street Funds
--------------------------------------------------------------------------------

                                      NOTES
   Bishop Street Funds

                             [PHOTO OF MAP OMITTED]


INVESTMENT ADVISOR
FIRST HAWAIIAN BANK
HONOLULU, HI 96813

ADMINISTRATOR
SEI INVESTMENTS MUTUAL FUNDS SERVICES
WAYNE, PA 19087

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456

TRANSFER AGENT
DST SYSTEMS INC.
KANSAS CITY, MO 64141

CUSTODIAN
CHASE MANHATTAN BANK
NEW YORK, NY 10041

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
PHILADELPHIA, PA 20036

AUDITORS
PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PA 19103





                       [BISHOP STREET FUNDS LOGO OMITTED]


     FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565 OR
                        YOUR INVESTMENT SPECIALIST

[BISHOP STREET FUNDS LOGO OMITTED]
BISHOP STREET FUNDS
C/O FIRST HAWAIIAN BANK
P.O. BOX 3708
HONOLULU, HI 96811

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS SUBSIDIARIES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO. SERVES AS DISTRIBUTOR FOR THE BISHOP STREET FUNDS AND IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK.

BSF-F-004-04